UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 16, 2004

TXU Corp.
(Exact name of registrant as specified in its charter)

TEXAS	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
(Address of principal executive offices, including zip code)

214-812-4600
(Registrant’s telephone number, including Area Code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 16, 2004, TXU Corp. met with analysts and participated in the Deutsche Bank Annual Electric Power Conference. The slides used in the conference are filed herein as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS

This material included in this filing contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in the companies’ SEC filings.

Exhibit	Description

99.1	Slides presented by TXU Corp. at the Deutsche Bank Annual Electric Power
Conference on June 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXU CORP.

By:	/s/ Eric H. Peterson

Executive Vice President and General
Counsel

Dated: June 16, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides presented by TXU Corp. at the Deutsche Bank Annual Electric Power Conference
on June 16, 2004.